SECOND AMENDMENT TO CONTRACT TO PURCHASE

THIS SECOND AMENDMENT TO CONTRACT TO PURCHASE (this “Amendment”) is entered into on this 21st day of February, 2008 (the “Effective Date”),

BETWEEN:

APC GROUP, INC., a Nevada corporation and formerly Alaskan Products Company, LLC, an Alaska limited liability company (“APC”);

AND:

REEL-THING INNOVATIONS, INC. (“Reel-Thing”);

APC and Reel-Thing are collectively referred to herein as the “Parties” and each as a “Party”. All other capitalized terms used in this Amendment and not otherwise defined have the meanings set forth in that certain Contract to Purchase, dated July 10, 2003, as amended on May 5, 2005 (the “Contract”)

WHEREAS, APC is more than ninety (90) days past due on installment payments due under the Contract;

WHEREAS, Reel-Thing desires to retroactively waive its right to reversion of the Assets and to modify the Payment Schedule;

WHEREAS, the total amount in arrears as of the January 31st, 2008 was $291,810.80 (the “Past Due Amount”) which consisted of $238,000 of the purchase price under the Contract and $53,810.80 of accrued late payment interest;

WHEREAS, Reel-Thing desires to convert the Past Due Amount into 1,209,524 restricted shares (the “Shares”) of common stock, par value $.001 per share (the “Common Stock”) of the Company in full satisfaction of the Past Due Amount;

WHEREAS, APC desires to issue the Shares to Reel-Thing in full satisfaction of the Past Due Amount;

WHEREAS, the Parties desire to amend the Payment Schedule for $195,000 of the purchase price under the Contract which remains unpaid;

NOW, THEREFORE, in consideration of the terms, conditions, agreements and covenants contained herein and in the Contract, the receipt and sufficiency of which are acknowledged by each Party, and in reliance upon the representations and warranties contained in the Contract, the Parties hereto agree as follows:

APC GROUP, INC.	Ken Forster	President
3526 Industrial Avenue	John P Hoff	Vice President
Fairbanks, Alaska 99701	Kathleen Smith	Office Mgr.
Phone: (907) 457-2501 Fax: (907) 457-2502	Matthew Meyer	Chairman
WWW.ARCTICLEASH.COM
WWW.MEDREEL.COM

Section 1. Reel-Thing hereby agrees to retroactively waive its right to reversion of the Assets during the period beginning on May 5, 2005 and ending on the Effective Date.

Reel-Thing Innovations, Inc.

Signature: /s/ R. Ness
Printed name: R. Ness
Title: President

Signature: /s/ Dennis Gushuliak
Signature: Dennis Gushuliak
Title: Treasurer

Section 2. Reel-Thing warrants and represents to APC that Reel-Thing (i) owns or has rights in the Past Due Amount free and clear of any claim whatsoever by any parties; (ii) has not pledged or encumbered the Past Due Amount in any manner; (iii) has granted no right, warrant, purchase option, or any other right which directly or indirectly affects the Past Due Amount; (iv) is aware that the Common Stock to be received upon conversion as provided in Section 3 hereof will be restricted stock and will not be freely transferable by Reel-Thing and can only be transferred or sold at some later date pursuant to federal and state exemptions; (v) knows that no public market exists for the Shares and that Reel-Thing may not have the ability to liquidate the investment readily; (vi) is acquiring the Shares solely for the its own account for investment purposes only and not with a view towards their distribution within the meaning of the Securities Act of 1933 (the “Act”); (vii) has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Shares or which guarantees Reel-Thing any profit of or indemnifies Reel-Thing for any loss with respect to the Shares; (viii) has no plans to enter into any agreement or arrangement of that nature; (ix) understands that it must bear the economic risk of the investment for an indefinite period of time because it cannot sell or otherwise transfer the Shares in the absence of the registration provisions of all applicable securities acts; and (x) understands that APC has no obligation to register the Shares under any securities act.

Section 3. Reel-Thing and APC hereby irrevocably convert $291,810.80 consisting of $238,000 of the purchase price under the Contract and $53,810 of accrued late payment interest into 1,209,524 restricted Shares of Common Stock of APC as of the Effective Date. Reel-Thing represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion shall be made pursuant to registration of the securities under the Act, or pursuant to an exemption from registration under the Act. APC shall issue a certificate or certificates for the number of Shares of Common Stock in the name of Reel-Thing Innovations, Inc. bearing a restrictive legend the same or substantially similar to the following:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.”

Section 4. The Parties hereby agree that the Payment Schedule shall be modified such that $5,000 is due on the Effective Date and twenty-four (24) installment payments of $ 7,916.67 are due on the first day of each month beginning on August 1, 2008 and ending on August 1, 2010. If the first day of the month is a Saturday, Sunday or legal holiday in the U.S., then the installment payment shall be due on the first business day following such day.

Section 5. The Contract is hereby reaffirmed and ratified in all respects, except as expressly provided herein. In the event of any conflict between the terms or provisions of this Amendment and the Contract, then this Amendment shall prevail in all respects. Otherwise, the provisions of the Contract shall remain in full force and effect.

Section 6. The Contract and this Amendment represent the entire understanding and Contract between the parties with respect to the subject matter thereof and hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to the Contract and this Amendment signed by the Parties thereto and hereto.

Section 7. This Amendment shall be binding upon the heirs, executors, administrators, successors and permitted assigns of the parties hereto.

Section 8. In the event an arbitration, mediation, suit or action is brought by any party under this Amendment or the Contract to enforce any of their terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorney’s fees to be fixed by the arbitrator, mediator, trial court and/or appellate court.

Section 9. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Amendment and the Contract, shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof and thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid and unenforceable provision, there shall be added automatically as part of this Amendment and the Contract a provision as similar in nature in its terms to such illegal, invalid or unenforceable provision as may be legal, valid and enforceable.

Section 10. This Amendment shall be deemed an Contract made under the laws of the State of Nevada and shall be governed by and construed in accordance with the law of said state without regard to the principles of conflict of laws, and any suit, action or proceeding arising out of or relating to this Amendment shall be commenced and maintained in any court of competent subject matter jurisdiction in Clark County, Las Vegas, Nevada, and any objection to such jurisdiction and venue is hereby expressly waived.

Section 11. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment may be executed by telecopied signatures with the same effect as original signatures.

(Signatures on next page)

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

APC Group, Inc.

Signature: /s/ Kenneth S. Forster
Printed Name: Kenneth S. Forster
Title: President

Reel-Thing Innovations, Inc.

Signature: /s/ R. Ness
Printed name: R. Ness
Title: President

Signature: /s/ Dennis Gushuliak
Printed name: Dennis Gushuliak
Title: Treasurer